Exhibit 99.5

Monthly Operating Report

ACCRUAL BASIS

2007

CASE NAME: KH Ground, Inc.

CASE NUMBER: 07-44540

JUDGE: Russell F. Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

MONTHLY OPERATING REPORT

MONTH ENDING: DECEMBER 31, 2007

                        IN ACCORDANCE WITH TITLE 28, SECTION  1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ James R. Kupferschmid	Senior VP and Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

James R. Kupferschmid	January 24, 2008
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Jessica L. Wilson	VP and Chief Financial Officer
ORIGINAL SIGNATURE OF PREPARER	TITLE

Jessica L. Wilson	January 24, 2008
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

ACCRUAL BASIS-1

2007

CASE NAME: KH Ground, Inc.

CASE  NUMBER: 07-44540

COMPARATIVE BALANCE SHEET

	SCHEDULE	MONTH	MONTH	MONTH
	AMOUNT	October 2007	November 2007	December 2007
ASSETS
1. UNRESTRICTED CASH	$0	$0	$0	$0
2. RESTRICTED CASH	$0	$0	$0	$0
3. TOTAL CASH	$0	$0	$0	$0
4. ACCOUNTS RECEIVABLE (NET)	$0	$0	$0	$0
5. INVENTORY	$0	$0	$0	$0
6. NOTES RECEIVABLE	$0	$0	$0	$0
7. PREPAID EXPENSES	$0	$0	$0	$0
8. OTHER (ATTACH LIST)	$0	$0	$0	$0
9. TOTAL CURRENT ASSETS	$0	$0	$0	$0
10. PROPERTY, PLANT & EQUIPMENT	$0	$0	$0	$0
11. LESS: ACCUMULATED DEPRECIATION / DEPLETION	$0	$0	$0	$0
12. NET PROPERTY, PLANT & EQUIPMENT	$0	$0	$0	$0
13. DUE FROM INSIDERS	$0	$0	$0	$0
14. OTHER ASSETS — NET OF AMORTIZATION (ATTACH LIST)	$0	$0	$0	$0
15. OTHER (ATTACH LIST)	$0	$0	$0	$0
16. TOTAL ASSETS	$0	$0	$0	$0
POSTPETITION LIABILITIES
17. ACCOUNTS PAYABLE		$0	$0	$250
18. TAXES PAYABLE		$0	$0	$0
19. NOTES PAYABLE		$0	$0	$0
20. PROFESSIONAL FEES		$0	$0	$0
21. SECURED DEBT		$0	$0	$0
22. OTHER (ATTACH LIST)		$0	$0	$0
23. TOTAL POSTPETITION LIABILITIES		$0	$0	$250
PREPETITION LIABILITIES
24. SECURED DEBT	$16,684,744	$0	$0	$0
25. PRIORITY DEBT	$0	$0	$0	$0
26. UNSECURED DEBT	$0	$0	$0	$0
27. OTHER (ATTACH LIST)	$0	$0	$0	$0
28. TOTAL PREPETITION LIABILITIES	$16,684,744	$0	$0	$0
29. TOTAL LIABILITIES	$16,684,744	$0	$0	$250
EQUITY
30. PREPETITION OWNERS’ EQUITY	0	$0	$0	$0
31. POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$0	$0	$(250)
32. DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$0	$0	$0
33. TOTAL EQUITY	$0	$0	$0	$(250)
34. TOTAL LIABILITIES & OWNERS’ EQUITY	$16,684,744	$0	$0	$0

Monthly Operating Report

ACCRUAL BASIS-2

2007

CASE NAME: KH Ground, Inc.

CASE NUMBER: 07-44540

INCOME STATEMENT

	MONTH	MONTH	MONTH	QUARTER
	October 2007	November 2007	December 2007	TOTAL
REVENUES
1. GROSS REVENUES	$0	$0	$0	$0
2. LESS: RETURNS & DISCOUNTS	$0	$0	$0	$0
3. NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4. MATERIAL	$0	$0	$0	$0
5. DIRECT LABOR	$0	$0	$0	$0
6. DIRECT OVERHEAD	$0	$0	$0	$0
7. TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8. GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES
9. OFFICER / INSIDER COMPENSATION	$0	$0	$0	$0
10. SELLING & MARKETING	$0	$0	$0	$0
11. GENERAL & ADMINISTRATIVE	$0	$0	$0	$0
12. RENT & LEASE	$0	$0	$0	$0
13. OTHER (ATTACH LIST)	$0	$0	$0	$0
14. TOTAL OPERATING EXPENSES	$0	$0	$0	$0
15. INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$0	$0	$0	$$0
OTHER INCOME & EXPENSES
16. NON-OPERATING INCOME (ATT. LIST)	$0	$0	$0	$0
17. NON-OPERATING EXPENSE (ATT. LIST)	$0	$0	$0	$0
18. INTEREST EXPENSE	$0	$0	$0	$0
19. DEPRECIATION / DEPLETION	$0	$0	$0	$0
20. AMORTIZATION	$0	$0	$0	$0
21. OTHER (ATTACH LIST)	$0	$0	$0	$0
22. NET OTHER INCOME & EXPENSES	$0	$0	$0	$0
REORGANIZATION EXPENSES
23. PROFESSIONAL FEES	$0	$0	$0	$0
24. U.S. TRUSTEE FEES	$0	$0	$250	$250
25. OTHER (ATTACH LIST)	$0	$0	$0	$0
26. TOTAL REORGANIZATION EXPENSES	$0	$0	$250	$250
27. INCOME TAX	$0	$0	$0
28. NET PROFIT (LOSS)	$0	$0	$(250)	$(250)

Monthly Operating Report

ACCRUAL BASIS-3

2007

CASE NAME: KH Ground, Inc.

CASE  NUMBER: 07-44540

	MONTH	MONTH	MONTH	QUARTER
	October 2007	November 2007	December 2007	TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1. CASH — BEGINNING OF MONTH	$0	$0	$0	$0
RECEIPTS FROM OPERATIONS
2. CASH SALES	$0	$0	$0	$0
COLLECTION OF ACCOUNTS RECEIVABLE
3. PREPETITION	$0	$0	$0	$0
4. POSTPETITION	$0	$0	$0	$0
5. TOTAL OPERATING RECEIPTS	$0	$0	$0	$0
NON-OPERATING RECEIPTS
6. LOANS & ADVANCES (ATTACH LIST)	$0	$0	$0	$0
7. SALE OF ASSETS	$0	$0	$0	$0
8. OTHER (ATTACH LIST)	$0	$0	$0	$0
9. TOTAL NON-OPERATING RECEIPTS	$0	$0	$0	$0
10. TOTAL RECEIPTS	$0	$0	$0	$0
11. TOTAL CASH AVAILABLE	$0	$0	$0	$0
OPERATING DISBURSEMENTS
12. NET PAYROLL	$0	$0	$0	$0
13. PAYROLL TAXES PAID	$0	$0	$0	$0
14. SALES, USE & OTHER TAXES PAID	$0	$0	$0	$0
15. SECURED / RENTAL / LEASES	$0	$0	$0	$0
16. UTILITIES	$0	$0	$0	$0
17. INSURANCE	$0	$0	$0	$0
18. INVENTORY PURCHASES	$0	$0	$0	$0
19. VEHICLE EXPENSES	$0	$0	$0	$0
20. TRAVEL	$0	$0	$0	$0
21. ENTERTAINMENT	$0	$0	$0	$0
22. REPAIRS & MAINTENANCE	$0	$0	$0	$0
23. SUPPLIES	$0	$0	$0	$0
24. ADVERTISING	$0	$0	$0	$0
25. OTHER (ATTACH LIST)	$0	$0	$0	$0
26. TOTAL OPERATING DISBURSEMENTS	$0	$0	$0	$0
REORGANIZATION EXPENSES
27. PROFESSIONAL FEES	$0	$0	$0	$0
28. U.S. TRUSTEE FEES	$0	$0	$0	$0
29. OTHER (ATTACH LIST)	$0	$0	$0	$0
30. TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31. TOTAL DISBURSEMENTS	$0	$0	$0	$0
32. NET CASH FLOW	$0	$0	$0	$0
33. CASH — END OF MONTH	$0	$0	$0	$0

Monthly Operating Report

ACCRUAL BASIS-4

2007

CASE NAME: KH Ground, Inc.

CASE  NUMBER: 07-44540

	SCHEDULE	MONTH	MONTH	MONTH
	AMOUNT	October 2007	November 2007	December 2007
ACCOUNTS RECEIVABLE AGING
1. 0-30	$0	$0	$0	$0
2. 31-60	$0	$0	$0	$0
3. 61-90	$0	$0	$0	$0
4. 91+	$0	$0	$0	$0
5. TOTAL ACCOUNTS RECEIVABLE	$0	$0	$0	$0
6. AMOUNT CONSIDERED UNCOLLECTIBLE	$0	$0	$0
7. ACCOUNTS RECEIVABLE (NET)	$0	$0	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH: December 2007

	0-30	31-60	61-90	91+
	DAYS	DAYS	DAYS	DAYS	TOTAL
TAXES PAYABLE
1. FEDERAL	$0	$0	$0	$0	$0
2. STATE	$0	$0	$0	$0	$0
3. LOCAL	$0	$0	$0	$0	$0
4. OTHER (ATTACH LIST)	$0	$0	$0	$0	$0
5. TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6. ACCOUNTS PAYABLE	$250	$0	$0	$0	$250

STATUS OF POSTPETITION TAXES	MONTH: December 2007

	BEGINNING	AMOUNT		ENDING
	TAX	WITHHELD AND/	AMOUNT	TAX
	LIABILITY*	0R ACCRUED	PAID	LIABILITY
FEDERAL
1. WITHHOLDING**	$0	$0	$0	$0
2. FICA-EMPLOYEE**	$0	$0	$0	$0
3. FICA-EMPLOYER**	$0	$0	$0	$0
4. UNEMPLOYMENT	$0	$0	$0	$0
5. INCOME	$0	$0	$0	$0
6. OTHER (ATTACH LIST)	$0	$0	$0	$0
7. TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8. WITHHOLDING	$0	$0	$0	$0
9. SALES	$0	$0	$0	$0
10. EXCISE	$0	$0	$0	$0
11. UNEMPLOYMENT	$0	$0	$0	$0
12. REAL PROPERTY	$0	$0	$0	$0
13. PERSONAL PROPERTY	$0	$0	$0	$0
14. OTHER (ATTACH LIST)	$0	$0	$0	$0
15. TOTAL STATE & LOCAL	$0	$0	$0	$0
16. TOTAL TAXES	$0	$0	$0	$0

*                                    The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**                             Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

ACCRUAL BASIS-5

2007

CASE NAME: KH Ground, Inc.

CASE  NUMBER: 07-44540

The  debtor  in  possession  must  complete  the  reconciliation  below  for  each  bank  account, including  all  general,  payroll  and  tax  accounts,  as  well  as  all  savings  and  investment accounts,  money  market  accounts,  certificates  of  deposit,  government obligations, etc. Accounts  with  restricted  funds should be identified  by  placing  an  asterisk next to the account  number.  Attach  additional  sheets  if  necessary.

MONTH: December 2007
BANK RECONCILIATIONS

	Account #1	Account #2	Account #3	TOTAL
A. BANK:	No Accounts
B. ACCOUNT NUMBER:
C. PURPOSE (TYPE):
1. BALANCE PER BANK STATEMENT
2. ADD: TOTAL DEPOSITS NOT CREDITED
3. SUBTRACT: OUTSTANDING CHECKS
4. OTHER RECONCILING ITEMS
5. MONTH END BALANCE PER BOOKS	$0	$0	$0	$0
6. NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
7.
8.
9.
10.
11. TOTAL INVESTMENTS			$0	$0

CASH

12. CURRENCY ON HAND	$0

13. TOTAL CASH — END OF MONTH	$0

Monthly Operating Report

ACCRUAL BASIS-6

2007

CASE NAME: KH Ground, Inc.

CASE  NUMBER: 07-44540

MONTH: December 2007

PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

OF  THE  TOTAL  DISBURSEMENTS  SHOWN  FOR  THE  MONTH,  LIST  THE  AMOUNT  PAID TO  INSIDERS  (AS  DEFINED  IN  SECTION  101 (31)  (A)-(F)  OF  THE  U.S.  BANKRUPTCY  CODE) AND  TO  PROFESSIONALS.  ALSO,  FOR  PAYMENTS  TO  INSIDERS, IDENTIFY  THE  TYPE  OF COMPENSATION  PAID  (e.g.  SALARY,  BONUS,  COMMISSIONS,  INSURANCE,  HOUSING  ALLOWANCE, TRAVEL,  CAR ALLOWANCE,  ETC.).  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

INSIDERS

NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1. No insiders
2.
3.
4.
5.
6. TOTAL PAYMENTS TO INSIDERS		$0	$0

PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
1. See Case #07-44536, Kitty Hawk, Inc.
2.
3.
4.
5.
6. TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

*                 INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION  PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1. See Case #07-44536, Kitty Hawk, Inc.
2.
3.
4.
5.
6. TOTAL	$0	$0	$0

Monthly Operating Report

ACCRUAL  BASIS-7

2007

CASE NAME: KH Ground, Inc.

CASE NUMBER: 07-44540

MONTH: December 2007

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  “YES,”  PROVIDE  A  DETAILED EXPLANATION  OF  EACH  ITEM.  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?		X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?		X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN  EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

This is a non-operating entity with no assets or employees and therefore has no insurance policies

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
No insurance due to being a non-operating entity with no assets or employees

Footnotes Supplement

ACCRUAL  BASIS

2007

CASE NAME: KH Ground, Inc.

CASE  NUMBER: 07-44540

MONTH: December 2007

Accrual Basis Form Number	Line Number	Footnote/Explanation

General		This is a non-operating entity.